SEMIANNUAL REPORT
DECEMBER 31, 2001

[GRAPHIC - PICTURE OF AN OWL]

INVEST WISELY

INSTITUTIONAL SERIES

MONTGOMERY INTERNATIONAL GROWTH PORTFOLIO

[THE MONTGOMERY FUNDS(SM) LOGO]

DEAR FELLOW SHAREHOLDER

                                                                         [PHOTO]

Terrorist attacks. Eleven Federal Reserve Board interest rate cuts. Negative earnings reports. Mass layoffs. Anthrax. War. The onset of the Enron scandal. Needless to say, even the most seasoned expert could not have predicted the roller coaster that was 2001. These events remind us how complex and unpredictable life--and our economy--can be. They also put into perspective how important it is to focus on things that matter most, such as family and personal goals.

We are here to assist you in achieving your financial goals; and, looking forward, we believe that the economy will experience an upturn. We are encouraged by the resilience in consumer spending and U.S. military success in Afghanistan, which lifted the markets as 2001 came to a close. Although we cannot say for sure when a recovery will commence, history has shown that it's only a matter of time. Our tradition of hands-on qualitative and high-quality quantitative analysis will assist us in uncovering unique investment opportunities both now and when the markets see better days.

In past times of crisis, the American economy has proved to be as resilient as the American spirit. At Montgomery we are both heartened and inspired by that fact. We continue to work diligently on behalf of our shareholders and remain fully committed to helping you reach your investment goals.

Thank you for your continued patronage.

Sincerely,

/s/ R. Stephen Doyle
--------------------
R. Stephen Doyle
Chairman

                                                 [GRAPHIC - PICTURE OF AN OWL]
                                                 [THE MONTGOMERY FUNDS(SM) LOGO]
                                                      Invest Wisely.

Montgomery Institutional Series: International Growth Portfolio | MIIGX

OSCAR CASTRO, CFA     Senior Portfolio Manager
Average annual total returns for the period ended 12/31/01

                        MONTGOMERY INSTITUTIONAL SERIES:
                         INTERNATIONAL GROWTH PORTFOLIO

Since inception (6/30/98)                                             (10.10)%
One year                                                              (31.13)%
Three years                                                           (12.03)%

                                 MSCI EAFE INDEX

Since 6/30/98                                                          (3.13)%
One year                                                              (21.21)%
Three years                                                            (4.79)%

[CHART OF GROWTH OF A $10,000 INVESTMENT]

MAM 12/31/01 PLOT POINTS

MONTGOMERY INSTITUTIONAL SERIES: INTERNATIONAL GROWTH PORTFOLIO

July 01              $7,732
Aug                  $7,346
Sept                 $6,431
Oct                  $6,596
Nov                  $6,817
Dec                  $6,883

MSCI EAFE Index

July 01          $9,543
Aug              $9,303
Sept             $8,363
Oct              $8,577
Nov              $8,893
Dec              $8,946
                 ------

(1) The Morgan Stanley Capital International (MSCI) EAFE Index is composed of approximately 20 developed market countries in Europe, Australasia and the Far East. Index returns are presented net of dividend withholding taxes.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

BP PLC                                                                    2.9%
Nokia Oyj                                                                 2.9%
Total Fina Elf S.A.                                                       2.5%
Muenchener Rueckversicherungs-Gesellschaft AG                             2.5%
Porsche AG                                                                2.4%
SAP AG                                                                    2.3%
Barclays PLC                                                              2.3%
Schering AG                                                               2.3%
Aventis S.A.                                                              2.2%
Vivendi Universal S.A.                                                    2.2%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

United Kingdom                                                            20.9%
Japan                                                                     15.8%
Germany                                                                   11.8%
France                                                                    10.2%
Denmark                                                                    7.3%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

Forecasts and opinions expressed are as of December 31, 2001, are subject to change and may not actually come to pass.

Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, AND WHY?

A: During the period the Portfolio returned -13.93%, underperforming its bench-mark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which returned -7.95%. Although stocks in most sectors rebounded sharply during the fourth quarter in the wake of the September terrorist attacks, the Portfolio was unable to compensate for its third-quarter decline. Despite ending the year strongly in aggregate, 2001 was frustrating for growth investors. Uncertainty dominated performance in the capital markets during the last six months of the year, and political turmoil and its effects on the global economy eclipsed the technology-led growth slump as the market's primary fear.

Q: WHICH SPECIFIC SECTORS OR HOLDINGS UNDERPERFORMED DURING THE PERIOD?

A: Underperformance was driven by our holdings in the technology and capital goods sectors. Both stock selection and an overweight position relative to the benchmark led to weakness in technology. In the capital goods sector, stock selection was the primary culprit for poor performance, as illustrated by the Portfolio's holdings of alternative energy producer Vestas Wind Systems. The wind turbine company was sold off as the market's focus shifted away from new sources of power. The rapid decline of oil prices in the face of sluggish demand and the internal struggles of the Organization of Petroleum Exporting Countries
(OPEC) to control output further eroded sentiment in these types of stocks.

In the health care sector, Shire Pharmaceuticals detracted from performance because of fears that generic competition would harm the sales of its most important drug, Adderall. Matalan was a disappointment in the consumer services sector over the latter half of the year. The company is frustrating investors with disappointing sales growth while it transitions to a new CEO. The Portfolio has been overweighted in the business services sector, which underperformed in the third quarter due largely to exposure to Amdocs, a U.K.-based provider of customer relationship management (CRM) and billing software.

Q: WERE THERE SECTORS OR HOLDINGS THAT HELPED PERFORMANCE?

A: Financial services companies offered the Portfolio support during the second half of the year. Our emphasis on banks with a strong presence in more-stable consumer banking and middle-market lending led us to favor our holdings in Barclays and Royal Bank of Scotland, both of which performed well.

Although telecommunications stocks experienced a volatile six months, Vodafone provided relief by bucking the downward trend. The company's solid management team and impressive collection of assets continue to buoy the stock, and we believe more gains are likely in 2002. In the automotive sector, Porsche turned in a strong performance after dipping in late September. The company dominates its position in the high-end market, and an improved cost structure should translate to accelerating profit growth in the near term.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: Global growth projections have improved from those of just a few months ago. Fundamentals in the United Kingdom remain relatively strong, and both continental Europe and Asia should benefit from an improving economic climate in the United States. Over time these developments should translate into gains for growth companies.

Our outlook for the economy is for moderate growth worldwide. We believe that activity is beginning to reaccelerate and we are confident that the Portfolio is positioned to experience improved performance.

CALL TOLL-FREE 800.232.2197X6742 OR VISIT montgomeryasset.com.

MONTGOMERY INSTITUTIONAL SERIES: INTERNATIONAL GROWTH PORTFOLIO
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                            VALUE (NOTE 1)

COMMON STOCKS - 97.2%

BELGIUM - 1.3%
    67,670   Interbrew (Beverages: Alcoholic)                   $      1,850,710

CANADA - 2.7%
    24,600   Biovail Corporation+
             (Pharmaceuticals: Other)                                  1,383,750
    71,900   Loblaw Companies Ltd. (Food Retail)                       2,348,050
                                                                ----------------
                                                                       3,731,800

CHINA/HONG KONG - 2.0%
   115,201   HSBC Holdings PLC+
             (Financial Conglomerates)                                 1,348,093
   145,000   Hutchison Whampoa Ltd.
             (Industrial Conglomerates)                                1,399,282
                                                                ----------------
                                                                       2,747,375

DENMARK - 7.3%
   162,300   Danske Bank A/S (Major Banks)                             2,602,082
    69,850   Novo Nordisk A/S, Class B
             (Pharmaceuticals: Major)                                  2,854,005
    68,150   TDC A/S (Specialty Telecommunications)                    2,425,775
    77,160   Vestas Wind Systems A/S
             (Electrical Products)                                     2,104,867
                                                                ----------------
                                                                       9,986,729

FINLAND - 4.2%
   152,700   Nokia Oyj (Telecommunications Equipment)                  3,933,098
    68,100   TietoEnator Oyj (Data Processing Services)                1,801,902
                                                                ----------------
                                                                       5,735,000

FRANCE - 10.2%
    41,856   Aventis S.A. (Pharmaceuticals: Major)                     2,968,832
    23,840   BNP Paribas S.A. (Major Banks)                            2,130,931
   116,700   Orange S.A.+ (Wireless Telecommunications)                1,056,613
    20,400   Sanofi-Synthelabo S.A.
             (Pharmaceuticals: Major)                                  1,520,447
    24,200   Total Fina Elf S.A. (Oil Refining/Marketing)              3,452,366
    54,000   Vivendi Universal S.A.
             (Media Conglomerates)                                     2,953,697
                                                                ----------------
                                                                      14,082,886

GERMANY - 9.4%
    61,350   Deutsche Telekom AG
             (Major Telecommunications)                                1,058,555
    42,040   Infineon Technologies AG (Semiconductors)                   878,674
    12,440   Muenchener Rueckversicherungs-
             Gesellschaft AG (Multi-Line Insurance)                    3,374,561
    24,410   SAP AG (Package Software)                                 3,195,966
    58,000   Schering AG (Pharmaceuticals: Major)                      3,100,271
    18,700   Siemens AG
             (Electronic Equipment/Instruments)                        1,244,889
                                                                ----------------
                                                                      12,852,916

ITALY - 5.3%
   210,300   Riunione Adriatica di Sicurta SpA
             (Multi-Line Insurance)                                    2,469,313
   254,000   Snam Rete Gas SpA+ (Oil & Gas Pipelines)                    670,946
   204,900   Telecom Italia SpA
             (Major Telecommunications)                                1,749,485
   588,650   UniCredito Italiano SpA (Major Banks)                     2,351,765
                                                                ----------------
                                                                       7,241,509

JAPAN - 15.8%
    30,000   Canon, Inc.
             (Electronic Equipment/Instruments)                 $      1,032,785
    10,800   Capcom Company Ltd.
             (Recreational Products)                                     286,065
    21,000   Fanuc Ltd. (Industrial Machinery)                           894,470
    54,700   Honda Motor Company Ltd. (Motor Vehicles)                 2,183,741
       214   Mitsubishi Tokyo Financial Group, Inc.+
             (Major Banks)                                             1,435,869
       337   Mizuho Holdings, Inc. (Major Banks)                         686,836
    14,500   Murata Manufacturing Company Ltd.
             (Electronic Components)                                     869,967
    16,700   Nintendo Company Ltd.
             (Recreational Products)                                   2,925,575
     4,200   Nomura Research Institute Ltd.+
             (Information Technology Services)                           493,081
       101   NTT DoCoMo, Inc.
             (Wireless Telecommunications)                             1,187,283
    18,700   Oracle Corporation (Package Software)                     1,141,941
    15,500   Rohm Company Ltd. (Semiconductors)                        2,012,557
    33,400   Sony Corporation (Electronics/Appliances)                 1,527,163
    55,000   Takeda Chemical Industries Ltd.
             (Pharmaceuticals: Major)                                  2,489,600
    22,800   Tokyo Electron Ltd.
             (Electronic Production Equipment)                         1,119,072
   405,000   Toshiba Corporation
             (Electronic Equipment/Instruments)                        1,391,168
                                                                ----------------
                                                                      21,677,173

KOREA - 1.6%
   107,100   Korea Telecom Corporation, Sponsored ADR
             (Major Telecommunications)                                2,177,343

NETHERLANDS - 3.7%
    87,900   ASML Holding N.V.+
             (Electronic Production Equipment)                         1,505,288
    55,671   ING Groep N.V. (Financial Conglomerates)                  1,418,075
   295,300   Koninklijke (Royal) KPN N.V.+
             (Specialty Telecommunications)                            1,499,673
    23,600   Koninklijke (Royal) Philips Electronics N.V.
             (Electronic Equipment/Instruments)                          700,641
         1   Koninklijke Vendex KBB N.V.
             (Department Stores)                                              11
                                                                ----------------
                                                                       5,123,688

NEW ZEALAND - 0.4%
   240,453   Telecom Corporation of New Zealand Ltd.
             (Major Telecommunications)                                  500,503

PORTUGAL - 1.0%
   181,100   Portugal Telecom, SGPS, S.A.+
             (Major Telecommunications)                                1,409,365
SPAIN - 5.1%
   394,200   Amadeus Global Travel Distribution S.A.,
             Class A (Miscellaneous Commercial Service)                2,271,897
   130,000   Banco Bilbao Vizcaya Argentaria S.A.
             (Major Banks)                                             1,607,146
    65,200   Banco Popular Espanol S.A. (Regional Banks)               2,138,630
    54,500   Industria de Diseno Textil S.A.+
             (Apparel/Footwear Retail)                                 1,037,792
                                                                ----------------
                                                                       7,055,465

SWEDEN - 1.8%
   130,400   Securitas AB, Class B
             (Miscellaneous Commercial Service)                        2,479,632

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        2

SHARES                                                            VALUE (NOTE 1)
SWITZERLAND - 4.5%
    29,289   Adecco S.A. (Personnel Services)                       $  1,591,794
    31,800   Credit Suisse Group (Major Banks)                         1,355,799
    11,778   Nestle S.A. (Foods: Major Diversified)                    2,510,786
    13,578   UBS AG (Major Banks)                                        685,196
                                                                    ------------
                                                                       6,143,575

UNITED KINGDOM - 20.9%

    63,100   Amdocs Ltd.+ (Data Processing Services)                   2,143,507
    17,900   Amvescap PLC (Investment Managers)                          257,137
    94,800   Barclays PLC (Major Banks)                                3,128,476
   523,800   BP PLC (Integrated Oil)                                   4,043,756
   854,900   Centrica PLC (Gas Distributors)                           2,719,415
   360,100   Compass Group PLC (Food Distributors)                     2,643,994
   226,900   Diageo PLC (Beverages: Alcoholic)                         2,582,199
   358,300   International Power PLC+ (Electric Utilities)             1,042,163
   101,000   Reckitt Benckiser PLC
             (Household/Personal Care)                                 1,477,294
    88,200   Royal Bank of Scotland Group PLC
             (Major Banks)                                             2,135,602
   142,000   Shire Pharmaceuticals Group PLC+
             (Pharmaceuticals: Other)                                  1,749,042
   565,700   Tesco PLC (Food Retail)                                   2,033,656
 1,062,300   Vodafone AirTouch PLC
             (Wireless Telecommunications)                             2,765,811
                                                                    ------------
                                                                      28,722,052

TOTAL COMMON STOCKS
(Cost $138,407,465)                                                  133,517,721
                                                                    ------------

PREFERRED STOCKS - 2.4%

GERMANY - 2.4%
    8,783    Porsche AG (Motor Vehicles)
             (Cost $2,789,603)                                         3,351,177

MONEY MARKET FUND - 0.0%@
     1,602   J.P. Morgan Vista Federal Money Market Fund
             (Cost $1,602)                                                 1,602

TOTAL SECURITIES
(Cost $141,198,670)                                                  136,870,500
                                                                    ------------

PRINCIPAL AMOUNT                                                  VALUE (NOTE 1)

REPURCHASE AGREEMENT - 0.6%
$ 756,000   J.P. Morgan Securities, Inc.^
            1.86% dated 12/31/01, due 01/02/02
            (Cost $756,000)                                     $        756,000

TOTAL INVESTMENTS - 100.2%
(Cost $141,954,670*)                                                 137,626,500

OTHER ASSETS AND LIABILITIES - (0.2)%
(Net)                                                                   (302,012)
                                                                ----------------
NET ASSETS - 100.0%                                             $    137,324,488
                                                                ================

ENDNOTES

+  Non-income-producing security.

@  Amount represents less than 0.1% of net assets.

^ The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 2001. The investment in the repurchase agreement is through participation in a joint account with affiliated Funds.

*  Aggregate cost for federal tax purposes is substantially the same.

ABBREVIATIONS

ADR American Depositary Receipt

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INSTITUTIONAL SERIES
Statement of Assets and Liabilities: December 31, 2001 (Unaudited)

                                                                                                             INTERNATIONAL GROWTH
ASSETS:                                                                                                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities (including securities on loan*)                                                                $ 136,870,500
     Repurchase agreement                                                                                            756,000
                                                                                                               -------------
Total Investments                                                                                                137,626,500
Cash                                                                                                                   2,278
Foreign currency, at value (Cost $3,839)                                                                               3,847
Collateral held for securities on loan                                                                             5,684,960
Net unrealized appreciation on forward foreign-currency exchange contracts (note 3)                                      404
Receivables:
     Dividends                                                                                                       195,254
     Expenses absorbed by Manager (note 2)                                                                           189,030
     Interest                                                                                                             41
Other assets                                                                                                           2,893
                                                                                                                ------------
Total Assets                                                                                                     143,705,207
                                                                                                                -------------
LIABILITIES:
----------------------------------------------------------------------------------------------------------------------------------
Payables:
     Collateral payable to broker                                                                                  5,684,960
     Investment securities purchased                                                                                 285,119
     Management fees (note 2)                                                                                        251,256
     Custodian fees                                                                                                   55,129
     Trustees' fees and expenses (note 2)                                                                             21,912
     Accounting fees                                                                                                  20,075
     Administration fees (note 2)                                                                                      7,799
     Transfer agency and servicing fees                                                                                6,204
     Other accrued liabilities                                                                                        48,265
                                                                                                               -------------
Total Liabilities                                                                                                  6,380,719
                                                                                                               -------------
Net Assets                                                                                                     $ 137,324,488
Investments at identified cost                                                                                 $ 141,954,670

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                                               $  (1,141,635)
Accumulated net realized loss on securities sold, forward foreign-currency exchange contracts and
   foreign-currency transactions                                                                                 (80,075,622)
Net unrealized depreciation of investments, forward foreign-currency exchange contracts,
   foreign-currency transactions and other assets                                                                 (4,329,440)
Shares of beneficial interest                                                                                        220,144
Additional paid-in capital                                                                                       222,651,041
                                                                                                               -------------
Net Assets                                                                                                     $ 137,324,488

NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                     $ 137,324,488
Number of Portfolio shares outstanding                                                                            22,014,353
Net asset value, offering and redemption price per share outstanding                                           $        6.24

*Securities on loan at December 31, 2001 were valued at $5,525,506.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INSTITUTIONAL SERIES
Statement of Operations: Six Months Ended December 31, 2001 (Unaudited)

                                                                                                           INTERNATIONAL GROWTH
NET INVESTMENT INCOME:                                                                                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $47,246)                                                        $      575,676
Interest                                                                                                               61,271
Securities lending income (note 1)                                                                                     12,991
                                                                                                               --------------
Total Income                                                                                                          649,938
                                                                                                               --------------
EXPENSES:
Management fee (note 2)                                                                                             1,230,481
Custodian fee                                                                                                          62,468
Accounting expenses                                                                                                    47,912
Administration fee (note 2)                                                                                            39,819
Professional fees                                                                                                      23,452
Printing fees                                                                                                          15,475
Trustees' fees and expenses (note 2)                                                                                   10,924
Transfer agency and servicing fees                                                                                      6,043
Registration fees                                                                                                       4,681
Interest expense (note 3)                                                                                               4,300
Custody overdraft expense                                                                                                 100
Other                                                                                                                  27,879
                                                                                                               --------------
Total Expenses                                                                                                      1,473,534
Fees deferred and/or expenses absorbed by Manager (note 2)                                                           (797,289)
                                                                                                               --------------
Net Expenses                                                                                                         (676,245)
                                                                                                               --------------
NET INVESTMENT LOSS                                                                                                   (26,307)
                                                                                                               --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------------------------------------
Net realized loss from:
     Securities transactions                                                                                      (33,507,494)
     Forward foreign-currency exchange contracts, foreign-currency transactions and other assets                     (632,805)
                                                                                                               --------------
Net Realized Loss on Investments                                                                                  (34,140,299)
Net change in unrealized appreciation of:
     Securities                                                                                                     6,679,073
     Forward foreign-currency exchange contracts, foreign-currency transactions and other assets                        9,370
                                                                                                               --------------
Net Unrealized Appreciation of Investments                                                                          6,688,443
                                                                                                               --------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                                   (27,451,856)
                                                                                                               --------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                           $  (27,478,163)
                                                                                                               --------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INSTITUTIONAL SERIES
Statements of Changes in Net Assets

                                                                                              INTERNATIONAL GROWTH
                                                                                                    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                        SIX MONTHS ENDED
                                                                                            12/31/01            YEAR ENDED
                                                                                          (UNAUDITED)             6/30/01
------------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                            $      (26,307)       $    1,339,164
Net realized gain/(loss) on securities transactions, forward foreign-currency
    exchange contracts, foreign-currency transactions and other net assets                 (34,140,299)          (45,990,261)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency exchange contracts, foreign-currency transactions and
    other net assets                                                                         6,688,443           (30,114,518)
                                                                                        --------------        --------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                            (27,478,163)          (74,765,615)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on investments                                --           (14,927,645)
                                                                                        --------------        --------------
Total Distributions to Shareholders                                                                 --           (14,927,645)

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4)                     (45,822,845)           25,177,597
                                                                                        --------------        --------------
Net Increase/(Decrease) in Net Assets                                                      (73,301,008)          (64,515,663)

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                       $  210,625,496        $  275,141,159
End of Year                                                                             $  137,324,488        $  210,625,496
Undistributed Net Investment Income/(Loss)                                              $   (1,141,635)       $   (1,115,328)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INSTITUTIONAL SERIES
Financial Highlights

                                                                                      INTERNATIONAL GROWTH PORTFOLIO

Selected Per-Share Data for the Year or Period Ended:                                           FISCAL YEAR ENDED JUNE 30,
                                                                                             -------------------------------
                                                                                  12/31/01
                                                                                 (UNAUDITED)   2001        2000++     1999(a)
NET ASSET VALUE - BEGINNING OF PERIOD                                         $     7.25     $  11.40    $  10.18    $  10.00
=============================================================================================================================
Net investment income/(loss)                                                       (0.01)        0.06        0.01        0.08
Net realized and unrealized gain/(loss) on investments                             (1.00)       (3.45)       1.41        0.10
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from investment operations         (1.01)       (3.39)       1.42        0.18
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
Distributions in excess of net investment income                                      --           --       (0.01)         --
Distributions from net realized capital gains                                         --        (0.76)      (0.19)         --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   --        (0.76)      (0.20)         --
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                                               $     6.24     $   7.25    $  11.40    $  10.18
=============================================================================================================================
TOTAL RETURN*                                                                     (13.93)%     (31.04)%     13.91%      1.80%
=============================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
=============================================================================================================================
Net assets, end of year (in 000s)                                             $  137,324     $210,625    $275,141    $148,831
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets                        (0.03)%+      0.63%       0.12%       1.50%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager               $    (0.05)    $   0.04    $   0.00@   $   0.07
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               69%         227%        218%        155%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense                                    0.85%+       0.91%       0.92%       0.90%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager, including interest and tax        1.85%+       1.20%       1.08%       1.09%
expense
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense                                    0.84%+       0.89%       0.90%       0.90%
-----------------------------------------------------------------------------------------------------------------------------

++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, because the use of the undistributed income method did not accord with results of operations.
(a) The Montgomery Institutional Series: International Growth Portfolio commenced operations on June 30, 1998.
*    Total return represents aggregate total return for the periods indicated.
+    Annualized.
@    Amount represents less than $0.01 per share.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Notes to Financial Statements

The Montgomery Funds II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional
Series: Emerging Markets Portfolio. As of December 31, 2001, the Trust had five publicly offered series: Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Institutional Series: International Growth Portfolio, Montgomery Emerging Markets Focus Fund and Montgomery Institutional Series:
Emerging Markets Portfolio. Prior to the public offerings of shares of each Fund, a limited number of shares was sold in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). Information presented in these financial statements pertains only to the Montgomery Institutional Series: International Growth Portfolio (the "Fund"). The financial statements for the other Funds in the Trust have been presented under separate covers.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. PORTFOLIO VALUATION
Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale, and in the case of fixed-income securities, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. FOREIGN CURRENCY
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.
The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

c. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

d. REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated series of another registered investment company pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

e. SECURITIES LENDING
The Fund may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

f. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains (including net short-term capital gains) earned by the Fund are distributed at least annually unless they can be offset by capital losses. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

g. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.

h. FEDERAL INCOME TAXES
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income and excise taxes. Therefore, no provisions for federal income taxes and excise taxes have been provided.

The Fund may be subject to foreign taxes on income, gains on investment or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on the current interpretation of existing tax rules and regulations in the markets in which it invests.

i. EXPENSES
General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. For the period ended December 31, 2001, the contractual and effective management fees were 0.75% and 1.29%, respectively.

Under the Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 0.90% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a one-year term extendable for an additional year at the end of each fiscal year.

The Manager recouped previously deferred fees of $433,192 and deferred current fees of $596,645 during the six months ended December 31, 2001. Previously deferred fees have been included with current annual management fees in the Statement of Operations and is part of the effective management fee percentage shown. As of December 31, 2001, the Manager has deferred and /or absorbed expenses subject to recoupment totaling $797,289.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee (accrued daily) at an annual rate of 0.05% of average daily net assets.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as Trustee of all Trusts advised by the Manager ($17,500 of which is allocated to The Montgomery Funds II).

3. SECURITIES TRANSACTIONS:

a. The aggregate amounts of purchases and sales of long-term securities, excluding long-term U.S. government securities, for the six months ended December 31, 2001, were $106,068,696 and $153,074,524, respectively.

b. At December 31, 2001, cost for federal income-tax purposes was $141,954,670. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $5,170,602 and $9,498,772, respectively.

c. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lyonnaise, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. Beginning December 17, 2001, the unsecured Revolving Credit Agreement was replaced with an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, allowing each of the Funds to borrow up to 10% of its net asset value, provided the aggregate credit line balance does not exceed $60,000,000. For the six months ended December 31, 2001, borrowings by the Fund under these agreements were as follows:

   AMOUNT OUTSTANDING        AVERAGE AMOUNT         MAXIMUM            AVERAGE                             AVERAGE DEBT
       AT 12/31/01            OUTSTANDING       DEBT OUTSTANDING     INTEREST RATE     AVERAGE SHARES       PER SHARE
------------------------------------------------------------------------------------------------------------------------
           --                 $296,196           $5,800,000             4.09%         24,618,803               $0.01

The average amount outstanding during the year was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the six months ended December 31, 2001.

d. The schedule of forward foreign-currency exchange contracts at December 31, 2001, was as follows:

                                                                                                 NET UNREALIZED
    FOREIGN-CURRENCY                                                                             APPRECIATION/
         AMOUNT                                   SETTLEMENT DATE    IN EXCHANGE FOR ($US)       (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
FORWARD FOREIGN-CURRENCY  EXCHANGE CONTRACTS
                          TO RECEIVE
        11,663,368        Japanese Yen               01/07/02            $  89,049                 $ 355
        25,688,680        Japanese Yen               01/08/02              196,140                    49
                                                                         ---------                 -----
                          Total                                          $ 285,189                 $ 404
                                                                         =========                 =====

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. A redemption fee of 1.5% is deducted from the net proceeds of shares redeemed (or exchanged) within three months after purchase. The fee is intended to compensate the Fund for the increased expenses to longer-term shareholders and the disruptive effect on the Fund caused by short-term investments and is included in additional paid-in capital on the Statement of Assets and Liabilities. Transactions in shares of beneficial interest for the periods indicated below were:

                                               SHARES                                                        DOLLARS
                          ---------------------------------------------------  -----------------------------------------------------
                                      ISSUED AS                      NET                   ISSUED AS
                                     REINVESTMENT                 INCREASE/              REINVESTMENT                 NET INCREASE/
                            SOLD     OF DIVIDENDS   REDEEMED      (DECREASE)     SOLD    OF DIVIDENDS     REDEEMED     (DECREASE)
------------------------------------------------------------------------------------------------------------------------------------
Six months ended 12/31/01  1,581,247           --    (8,628,442)  (7,047,195) $ 10,132,037 $ --        $ (55,954,882) $(45,822,845)
Year ended 6/30/01        14,790,683    1,590,506   (11,462,199)   4,918,990  $114,583,418 $14,346,365 $(103,752,186) $ 25,177,597

At December 31, 2001, shareholders of the Fund with ownership of 10% or greater included two shareholders, comprising ownership of 95.17% of the aggregate shares outstanding.

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARDS:

At June 30, 2001, the Fund had available for federal income-tax purposes unused capital losses of $6,257,561 expiring in 2009.

Under current tax law, net capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2001, the Fund elected to defer net capital and currency losses of $33,350,748 and $1,107,194, respectively, occurring between November 1, 2000, and June 30, 2001.

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 2002.

Information on Trustees and Officers for the Montgomery Funds II (Unaudited)

TRUSTEES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                             PORTFOLIOS
                                                                                               IN FUND
NAME, ADDRESS AND YEAR   POSITION HELD WITH FUND      PRINCIPAL OCCUPATION                    COMPLEX
BORN                                                  DURING PAST 5 YEARS                     OVERSEEN      LENGTH OF TIME SERVED
------------------------------------------------------------------------------------------------------------------------------------
John A. Farnsworth,      Disinterested Trustee        Partner of Korn/Ferry International        26         July 9, 1990 to present
One Embarcadero, Suite
2101, San Francisco,
CA 94111,
Born 1941

Andrew Cox               Disinterested Trustee        Independent investment consultant          26         July 9, 1990 to present
643 Gaylord Street,
Denver, CO 80206,
Born 1944

Cecilia H. Herbert,      Disinterested Trustee        Chairs the Investment Committee of         26         November 12, 1992 to
2636 Vallejo Street,                                  Archdiocese of San Francisco Finance                  present
San Francisco, CA                                     Council, member of Boards of Groton
94123,                                                School and Catholic Charities of San
Born 1949                                             Francisco

R. Stephen Doyle,        Disinterested Trustee        Chairman of the Board of Trustees of       26         July 9, 1990 to present
101 California Street,                                the Trusts
San Francisco, CA
94111,
Born 1939

F. Scott Tuck,           Interested Trustee           Chairman and chief executive officer       26         January 1, 2002 to
101 California Street,                                of Montgomery Asset Management                        present
San Francisco, CA
94111, Born 1957

AFFILIATED OFFICERS
------------------------------------------------------------------------------------------------------------------------------------

George A. Rio,           President and Treasurer      Senior vice president of Business          26          June 30, 1998 to
60 State Street, Suite                                Development of BISYS Fund Services                     present
1300, Boston, MA
02109,
Born 1955

Karen Jacoppo-Wood, 60   Vice President and           Counsel of BISYS Fund Services             26          September 10, 1997 to
State Street, Suite      Assistant Secretary                                                                 present
1300, Boston, MA
02109,
Born 1966

Christopher J. Kelley,   Vice President and           Vice president and senior counsel of       26          September 10, 1997 to
60 State Street, Suite   Assistant Secretary          BISYS Fund Services                                    present
1300, Boston, MA
02109,
Born 1964

Mary A. Nelson,          Vice President and           Senior vice president of Treasury          26          September 10, 1997 to
60 State Street, Suite   Assistant Treasurer          Services Group of BISYS Fund Services                  present
1300, Boston, MA
02109,
Born 1964

Stacey Bufton,           Vice President and           Vice president and group manager of        26          May 31, 2001 to present
60 State Street, Suite   Assistant Treasurer          Treasury Services Group of BISYS
1300, Boston, MA                                      Fund Services since June 1999. Prior
02109,                                                to that she was a unit manager at
Born 1969                                             First Data Investor Services Group,
                                                      where she was employed from October
                                                      1992 to June 1999.

Johanne Castro           Assistant Secretary          Senior legal associate of Montgomery       26          May 29, 1999 to present
101 California Street                                 Asset Management and previously at
San Francisco, CA                                     GT Global
94111,
Born 1963

Jason Wood,              Assistant Secretary          Senior associate of Montgomery Asset       26          February 22, 2001 to
101 California Street,                                Management Mutual Fund Administration                  present
San Francisco, CA
94111
Born 1971

Ellen O'Brien,           Assistant Secretary          Manager of Blue Sky Department at          26          February 22, 2001 to
73 Tremont Street                                     J.P. Morgan Investor Services                          present
Boston, MA 02108
Born 1957

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at www.montgomeryasset.com or call
(800)232-2197, ext. 6742.

Funds Distributor, Inc. 02/02

[GRAPHIC - PICTURE OF AN OWL]

[THE MONTGOMERY FUNDS(SM) LOGO]

        INVEST WISELY(R)

     101 CALIFORNIA STREET

San Francisco, CA 94111-9361

      800.232.2197 x6742
         montgomeryasset.com

GUIDED BY DEEP GLOBAL PERSPECTIVE,
   Montgomery is distinguished as an innovative investment management firm.
Our seasoned experts are dedicated to the goal of exceptional investment performance through disciplined growth strategies.
By empowering investors with access to our experience and insight, we help you INVEST WISELY.(R)

SEMIANNUAL REPORT
DECEMBER 31, 2001

[GRAPHIC - PICTURE OF AN OWL]

INVEST WISELY

INSTITUTIONAL SERIES

MONTGOMERY EMERGING MARKETS PORTFOLIO

[THE MONTGOMERY FUNDS(SM) LOGO]

DEAR FELLOW SHAREHOLDER

                                                                         [PHOTO]

Terrorist attacks. Eleven Federal Reserve Board interest rate cuts. Negative earnings reports. Mass layoffs. Anthrax. War. The onset of the Enron scandal. Needless to say, even the most seasoned expert could not have predicted the roller coaster that was 2001. These events remind us how complex and unpredictable life--and our economy--can be. They also put into perspective how important it is to focus on things that matter most, such as family and personal goals.

We are here to assist you in achieving your financial goals; and, looking forward, we believe that the economy will experience an upturn. We are encouraged by the resilience in consumer spending and U.S. military success in Afghanistan, which lifted the markets as 2001 came to a close. Although we cannot say for sure when a recovery will commence, history has shown that it's only a matter of time. Our tradition of hands-on qualitative and high-quality quantitative analysis will assist us in uncovering unique investment opportunities both now and when the markets see better days.

In past times of crisis, the American economy has proved to be as resilient as the American spirit. At Montgomery we are both heartened and inspired by that fact. We continue to work diligently on behalf of our shareholders and remain fully committed to helping you reach your investment goals.

Thank you for your continued patronage.

Sincerely,

/s/ R. Stephen Doyle
--------------------
R. Stephen Doyle
Chairman

                                                  [GRAPHIC - PICTURE OF AN OWL]
                                                [THE MONTGOMERY FUNDS(SM) LOGO]
                                                     Invest Wisely.

MONTGOMERY INSTITUTIONAL SERIES: EMERGING MARKETS PORTFOLIO | MIEMX

JOSEPHINE JIMENEZ, CFA     Senior Portfolio Manager
FRANK CHIANG               Portfolio Manager

Average annual total returns for the period ended 12/31/01

                        MONTGOMERY INSTITUTIONAL SERIES:
                           EMERGING MARKETS PORTFOLIO

Since inception (12/17/93)                                               (4.04%)
One year                                                                 (3.83%)
Five years                                                               (5.79%)

                        MSCI EMERGING MARKETS FREE INDEX

Since 12/31/93                                                           (4.48%)
One year                                                                 (2.37%)
Five years                                                               (5.74%)

                    [CHART OF GROWTH OF A $10,000 INVESTMENT]

MAM 12/31/01 PLOT POINTS

MONTGOMERY INSTITUTIONAL SERIES: EMERGING MARKETS PORTFOLIO

July 01              $6,722
Aug                  $6,604
Sept                 $5,642
Oct                  $6,009
Nov                  $6,744
Dec                  $6,808

MSCI EMERGING MARKETS FREE INDEX

July 01          $6,543
Aug              $6,478
Sept             $5,475
Oct              $5,815
Nov              $6,422
Dec              $6,932

(1)The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

You cannot invest directly in an index. Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. Performance figures reflect a partial waiver of fees without which the total return would have been lower.

                                TOP TEN HOLDINGS
                      (as a percentage of total net assets)

Samsung Electronics Company Ltd.                                           5.3%
Taiwan Semiconductor Manufacturing Company Ltd.                            4.2%
China Mobile Ltd.                                                          3.8%
Mobile Telesystems, Sponsored ADR                                          3.3%
Anglo American PLC                                                         3.0%
Impala Platinum Holdings Ltd.                                              2.6%
United Microelectronics Corporation Ltd.                                   2.4%
Lukoil Holding Company, Sponsored ADR                                      2.4%
Petroleo Brasileiro S.A                                                    2.3%
Sasol Ltd.                                                                 2.3%

                               TOP FIVE COUNTRIES
                      (as a percentage of total net assets)

Korea                                                                     16.5%
Taiwan                                                                    12.5%
South Africa                                                              12.4%
Brazil                                                                    10.1%
Mexico                                                                     9.4%

Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.
Forecasts and opinions expressed are as of December 31, 2001, are subject to change and may not actually come to pass.

Q: HOW DID THE PORTFOLIO PERFORM DURING THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001 AND WHY?

A: The Portfolio slightly underperformed its benchmark, the Morgan Stanley Capital Inter-national (MSCI) Emerging Markets Free Index, returning -1.27%, versus -0.74% for the index. The semiannual period witnessed a seesaw effect for the Portfolio. Both the Portfolio and the benchmark were down more than 20% at the end of September, after suffering through an initial wave of sell-offs after the terrorist attacks. Compelling valuations and increased optimism for a rebound in 2002, however, caused many stocks to make up a significant portion of lost ground in the fourth quarter. During the last three months of the year, the Portfolio enjoyed solid gains, as we rotated into countries and sectors that performed strongly.

Q: WHICH SECTORS AND HOLDINGS AFFECTED THE PORTFOLIO?

A: Although we believe that Hong Kong as a region has strong fundamentals, our holdings there experienced problems during the period. Hong Kong is suffering from an overvalued currency that is prolonging a recession, which was evident in the poor performance of that country's property stocks. Both Cheung Kong and Hutchison Whampoa were victims of declining real-estate values as Hong Kong's economic contraction lingers. In another currency-related development, Standard Bank Investment Corporation in South Africa performed poorly because of a significant devaluation of the local currency. We are generally positive regarding China and other northern Asian economies, but one of our largest holdings, China Mobile, declined during the period because of disappointing earnings. We retained a position in the company, however, believing that it has the potential for strong future growth. Our position in PetroChina also underperformed; although we have scaled back our allocation, we believe it represents a sector that will add substantial value over the longer term.

The period through the September attacks was tremulous, but the Portfolio enjoyed some solid gains in the fourth-quarter rebound. Large-cap technology holdings were the biggest beneficiaries of the market's resurgence. Because most of these issues reside in South Korea and Taiwan, both countries' weightings performed well for the Portfolio. Large-cap leaders Samsung Electronics and Taiwan Semiconductor Manufacturing surged, as signs of a rebound emerged in the U.S. economy. United Microelectronics, one of the Portfolio's largest holdings, also benefited from improved investor sentiment toward technology issues. We are confident that the forces that pushed many of these stocks higher at the close of 2001 will continue to do so in 2002.

Although the Southeast Asian economies performed poorly during the period, the Portfolio did not feel a negative impact, as we were not heavily invested in that region. As China continues to develop, we believe conditions will become more challenging for many of the region's marginal economies. We do have weightings in a few high quality Southeast Asian companies, such as Telekom Malaysia, but going forward we will likely maintain underweight positions in those countries until we see fundamentals improve.

Q: WHAT IS YOUR OUTLOOK GOING FORWARD?

A: With growth in the United States and Europe likely to accelerate, global demand should grow as well, lending support to equities in most emerging markets countries. In South America, Argentina's fiscal difficulties appear to be contained within its borders. This development, coupled with the recent easing of a regional drought, leaves us positive on Brazilian equities. In Asia, China should emerge as a more powerful trading partner with full membership in the World Trade Organization. This should have an impact on both the developed and emerging economies going forward, eventually altering the competitive structure of the world economy. We believe that Taiwan will benefit because of its technology base; Russia should also benefit, because it can potentially supply energy. Countries in Southeast Asia, however, will be forced to become more competitive, as low wages in China displace some of those countries' comparative advantages.

Barring a spike in food prices resulting from Argentina's recession, inflation should remain benign and allow global interest rates to stay low. This may be crucial to any followthrough for additional investment in new technologies in 2002, which is important to the performance of emerging markets stocks, particularly in Asia. As evidenced by our increased weightings in such companies, we believe that steel could bring strong results going forward. With efforts under way to reduce global production, those companies with the strongest fundamentals should benefit. Consequently, we have added Pohang Iron & Steel and China Steel to the Portfolio. Our enthusiasm also extends to precious metals, where we continue to overweight Anglo American Platinum and Impala Platinum. We believe that conditions are much improved for a continuation of the gains we witnessed in the fourth quarter, as the technology-led recovery flows through the United States and Europe; yet volatility will most likely continue until markets gain more clarity into the strength of the recovery.

CALL TOLL-FREE 800.232.2197 X6742 OR VISIT montgomeryasset.com.

MONTGOMERY INSTITUTIONAL SERIES: EMERGING MARKETS PORTFOLIO
Portfolio Investments: December 31, 2001 (Unaudited)

SHARES                                                              VALUE (NOTE 1)
COMMON STOCKS - 89.9%

ARGENTINA - 0.3%
           1     Cresud S.A.
                 (Agricultural Commodities/Milling)                  $          1
      16,000     Quilmes Industrial S.A., ADR
                 (Beverages: Alcoholic)                                   191,360
                                                                     ------------
                                                                          191,361

BRAZIL - 4.2%
      68,997     Petroleo Brasileiro S.A (Integrated Oil)               1,567,476
     107,100     Tele Centro Oeste Celular Participacoes S.A.,
                 ADR (Wireless Telecommunications)                        749,700
      20,800     Uniao de Bancos Brasileiros S.A., GDR
                 (Regional Banks)                                         463,840
                                                                     ------------
                                                                        2,781,016

CHINA/HONG KONG - 8.0%
      46,000     Cheung Kong (Holdings) Ltd.
                 (Real Estate Development)                                477,830
     721,500     China Mobile Ltd.+
                 (Wireless Telecommunications)                          2,539,858
      32,100     China Mobile Ltd., Sponsored ADR+
                 (Wireless Telecommunications)                            561,108
     264,000     China Unicom Ltd.+
                 (Major Telecommunications)                               291,161
     455,000     CNOOC Ltd. (Oil & Gas Production)                        428,874
      28,000     Hutchison Whampoa Ltd.
                 (Industrial Conglomerates)                               270,206
   1,550,000     PetroChina Company Ltd., Class H
                 (Integrated Oil)                                         274,310
      63,000     Sun Hung Kai Properties Ltd.
                 (Real Estate Development)                                508,993
                                                                     ------------
                                                                        5,352,340

CZECH REPUBLIC - 1.7%
      39,200     Komercni Banka A.S.+ (Regional Banks)                  1,134,670

GREECE - 1.8%
     120,600     Cosmote S.A.
                 (Wireless Telecommunications)                          1,224,927

HUNGARY - 1.6%
      18,200     OTP Bank Rt. (Regional Banks)                          1,091,702

INDIA - 4.9%
      13,259     Cipla Ltd. (Pharmaceuticals: Other)                      312,997
     111,855     Hindalco Industries Ltd. (Aluminum)                    1,484,132
       4,630     Infosys Technologies Ltd.
                 (Package Software)                                       391,140
         600     Mahanagar Telephone Nigam Ltd.++
                 (Specialty Telecommunications)                             1,576
     132,440     Reliance Industries Ltd.
                 (Chemicals: Major Diversified)                           838,118
         150     State Bank of India (Regional Banks)                         568
      23,000     Videsh Sanchar Nigam Ltd., Sponsored ADR
                 (Major Telecommunications)                               220,800
                                                                     ------------
                                                                        3,249,331

INDONESIA - 0.8%
     257,500     PT Gudang Garam Tbk+ (Tobacco)                           214,171
     987,500     PT Telekomunikasi Indonesia
                 (Specialty Telecommunications)                           303,846
                                                                     ------------
                                                                          518,017

ISRAEL - 2.7%
     224,000     Bank Hapoalim Ltd. (Major Banks)                         482,321
      17,550     Check Point Software Technologies Ltd.+
                 (Internet Software/Services)                             700,157
       9,800     Teva Pharmaceutical Industries Ltd., Sponsored
                 ADR (Pharmaceuticals: Other)                             604,366
                                                                     ------------
                                                                        1,786,844

KOREA - 16.5%
      26,080     Hyundai Motor Company Ltd.
                 (Motor Vehicles)                                         536,150
      35,326     Kookmin Bank+ (Major Banks)                            1,344,467
      72,240     Korea Electric Power Corporation
                 (Electric Utilities)                                   1,198,019
      13,940     Korea Telecom Corporation
                 (Major Telecommunications)                               532,138
      47,800     Korea Telecom Corporation, Sponsored ADR
                 (Major Telecommunications)                               971,774
       8,985     Pohang Iron & Steel Company Ltd. (Steel)                 837,730
      16,496     Samsung Electronics Company Ltd.
                 (Electronic Equipment/Instruments)                     3,517,298
      33,800     Shinhan Financial Group Company Ltd.+
                 (Regional Banks)                                         453,336
       4,420     Shinsegae Company Ltd.
                 (Specialty Stores)                                       469,530
       5,850     SK Telecom Company Ltd.
                 (Wireless Telecommunications)                          1,198,166
                                                                     ------------
                                                                       11,558,608

MALAYSIA - 3.1%
     829,500     Public Bank Berhad (Regional Banks)                      582,825
     242,000     Resorts World Berhad
                 (Hotels/Resorts/Cruiselines)                             391,653
     198,000     Telekom Malaysia Berhad
                 (Major Telecommunications)                               536,677
     197,000     Tenaga Nasional Berhad (Electric Utilities)              554,703
                                                                     ------------
                                                                        2,065,858
MEXICO - 9.4%
      70,100     America Movil S.A. de C.V., Series L
                 (Wireless Telecommunications)                          1,365,548
      94,600     Apasco S.A. de C.V.
                 (Construction Materials)                                 464,941
      33,500     Fomento Economico Mexicano S.A. de C.V.,
                 Sponsored ADR
                 (Beverages: Non-Alcoholic)                             1,157,425
   1,268,400     Grupo Financiero Bancomer S.A. de C.V.,
                 Series O+ (Regional Banks)                             1,156,743
      28,000     Telefonos de Mexico S.A. de C.V., Series L,
                 Sponsored ADR
                 (Major Telecommunications)                               980,560
     428,600     Wal-Mart de Mexico S.A. de C.V.
                 (Discount Stores)                                      1,170,271
                                                                     ------------
                                                                        6,295,488

PERU - 0.8%
      27,300     Compania de Minas Buenaventura S.A.,
                 Sponsored ADR (Precious Metals)                          565,929

PHILIPPINES - 0.6%
     209,400     Bank of the Philippine Islands++
                 (Regional Banks)                                         233,343
     287,000     Manila Electric Company, Series B+
                 (Electric Utilities)                                     164,080
                                                                     ------------
                                                                          397,423

POLAND - 0.8%
     160,800     Telekomunikacja Polska S.A.+
                 (Major Telecommunications)                               567,768

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                        2

SHARES                                                             VALUE (NOTE 1)
RUSSIA - 5.7%
      32,100     Lukoil Holding Company, Sponsored ADR++
                 (Integrated Oil)                                    $  1,580,925
      61,800     Mobile Telesystems, Sponsored ADR+
                 (Wireless Telecommunications)                          2,203,788
                                                                     ------------
                                                                        3,784,713

SOUTH AFRICA - 12.4%
     603,300     African Bank Investments Ltd.++
                 (Regional Banks)                                         437,575
      21,800     Anglo American Platinum Corporation Ltd.
                 (Precious Metals)                                        806,936
     133,306     Anglo American PLC
                 (Other Metals/Minerals)                                2,035,987
     104,900     Gold Fields Ltd. (Precious Metals)                       502,855
      36,398     Impala Platinum Holdings Ltd.
                 (Precious Metals)                                      1,705,957
       5,337     Pepsi International Bottlers Section(a)(b)++
                 (Beverages: Non-Alcoholic)                                 2,135
      56,900     Sappi Ltd.+ (Pulp & Paper)                               569,237
     176,411     Sasol Ltd. (Chemicals: Major Diversified)              1,550,123
     268,500     Standard Bank Investment Corporation Ltd.
                 (Major Banks)                                            695,033
                                                                     ------------
                                                                        8,305,838
TAIWAN - 12.5%
     154,000     Asustek Computer, Inc.
                 (Computer Processing Hardware)                           674,163
     246,317     Cathay Financial Holding Company Ltd.+
                 (Financial Conglomerates)                                401,719
   1,148,000     China Steel Corporation (Steel)                          448,360
     563,000     Compal Electronics, Inc.
                 (Computer Processing Hardware)                           712,006
     187,200     Hon Hai Precision Industry Company Ltd.
                 (Computer Peripherals)                                   856,996
     361,000     Synnex Technology International Corporation
                 (Computer Processing Hardware)                           481,333
   1,134,001     Taiwan Semiconductor Manufacturing
                 Company Ltd.+ (Semiconductors)                         2,839,058
   1,093,830     United Microelectronics Corporation Ltd.+
                 (Semiconductors)                                       1,596,147
     461,000     Yageo Corporation+
                 (Electronic Components)                                  340,309
                                                                     ------------
                                                                        8,350,091

THAILAND - 1.6%
     552,200     Bangkok Bank Public Company Ltd.+
                 (Regional Banks)                                         614,873
     951,100     Thai Farmers Bank Public Company Ltd.,
                 Class F+ (Regional Banks)                                468,777
                                                                     ------------
                                                                        1,083,650

VENEZUELA - 0.5%
      21,987     Compania Anonima Nacional Telefonos de
                 Venezuela, ADR
                 (Major Telecommunications)                               308,917

TOTAL COMMON STOCKS
(Cost $59,293,751)                                                     60,114,491
                                                                     ------------

PREFERRED STOCKS - 5.9%

BRAZIL - 5.9%
  26,300,000     Centrais Eletricas Brasileiras S.A., Series B
                 (Electric Utilities)                                $    355,144
  24,800,000     Companhia Energetica de Minas Gerais
                 (Electric Utilities)                                     354,209
      93,400     Companhia Paranaense de Energia, Sponsored
                 ADR (Electric Utilities)                                 733,190
     652,000     Itausa Investimentos Itau S.A.
                 (Industrial Conglomerates)                               612,352
       7,526     Petroleo Brasileiro S.A. (Integrated Oil)                166,611
  44,781,416     Tele Norte Leste Participacoes S.A.
                 (Specialty Telecommunications)                           707,432
           1     Telec do Rio Janeiro S.A.++
                 (Other Telephone/Communications)                              --
  15,700,000     Telemar Norte Leste S.A., Series A
                 (Major Telecommunications)                               407,636
      16,700     Telemig Celular Participacoes S.A., ADR
                 (Wireless Telecommunications)                            628,254
     142,956     Vale do Rio Doce, Series B
                 (Other Metals/Minerals)                                        1
                                                                     ------------
TOTAL PREFERRED STOCKS
(Cost $3,660,765)                                                       3,964,829
                                                                     ------------

TOTAL SECURITIES
(Cost $62,954,516)                                                     64,079,320
                                                                     ------------

PRINCIPAL AMOUNT

REPURCHASE AGREEMENT - 5.0%
$ 3,320,000      J.P. Morgan Securities, Inc.^
                 1.86% dated 12/31/01, due 01/02/02
                 (Cost $3,320,000)                                      3,320,000
                                                                     ------------

TOTAL INVESTMENTS - 100.8%
(Cost $66,274,516*)                                                    67,399,320

OTHER ASSETS AND LIABILITIES - (0.8)%
(Net)                                                                    (550,841)
                                                                     ------------

NET ASSETS - 100.0%                                                  $ 66,848,479
                                                                     ============

ENDNOTES
+        Non-income-producing security.
++ All or a portion of this security is considered illiquid -- those securities that are unable to be sold within seven days.
Section Valued in good faith using procedures approved by the Board of Trustees.
^ The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at December 31, 2001. The investment in the repurchase agreement is through participation in a joint account with affiliated Funds.
*        Aggregate cost for federal tax purposes is substantially the same.
(a) Restricted security: At December 31, 2001, the Portfolio owned the following restricted security, constituting less than 0.05% of net assets, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the security is as follows:

                             Acquisition                              Value
           Security             Date        Shares      Cost        per Share
     ----------------------  ------------  --------  ----------- -------------
     Pepsi International
       Bottlers               12/27/95       5,337    $ 160,110     $ 0.40

(b) All or a portion of this security is considered illiquid. The Fund may not be able to dispose of the security within seven days in the ordinary course of business at approximately the amount at which the Fund has valued it.

ABBREVIATIONS
ADR American Depositary Receipt
GDR Global Depositary Receipt

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INSTITUTIONAL SERIES
Statement of Assets and Liabilities: December 31, 2001 (Unaudited)

ASSETS:                                                                          EMERGING MARKETS PORTFOLIO
------------------------------------------------------------------------------------------------------------
Investments in securities, at value (note 1)
     Securities (including securities on loan*)                                       $  64,079,320
     Repurchase agreement                                                                 3,320,000
                                                                                      -------------
Total Investments                                                                        67,399,320
Cash                                                                                         25,113
Collateral held for securities on loan                                                    4,065,400
Foreign currency, at value (Cost $165,538)                                                  165,263
Receivables:
     Expenses absorbed by Manager (note 2)                                                  211,825
     Investment securities sold                                                             181,905
     Dividends                                                                               96,803
     Interest                                                                                   172
                                                                                      -------------
Total Assets                                                                             72,145,801
                                                                                      -------------

LIABILITIES:
------------------------------------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
     Net unrealized depreciation of forward foreign-currency exchange contracts (note 3)      4,262
Payables:
     Collateral payable to broker                                                         4,065,400
     Investment securities purchased                                                        794,169
     Management fees (note 2)                                                               240,633
     Custodian fees                                                                          77,964
     Accounting fees                                                                         12,804
     Trustees' fees and expenses (note 2)                                                     8,592
     Administration fees (note 2)                                                             7,947
     Transfer agency fees                                                                     2,835
     Other accrued liabilities                                                               82,716
                                                                                      -------------
Total Liabilities                                                                         5,297,322
                                                                                      -------------
Net Assets                                                                            $  66,848,479
Investments at identified cost                                                        $  66,274,516

NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                                   $     126,388
Accumulated net realized loss                                                           (61,931,055)
Net unrealized appreciation of investments                                                1,103,384
Shares of beneficial interest                                                                19,370
Additional paid-in capital                                                              127,530,392
                                                                                      -------------
Net Assets                                                                            $  66,848,479

NET ASSETS:
------------------------------------------------------------------------------------------------------------
Net Assets                                                                            $  66,848,479
Number of Portfolio shares outstanding                                                    1,937,029
Net asset value, offering and redemption price per share outstanding                  $       34.51

*Securities on loan at December 31, 2001 were valued at $3,937,086.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INSTITUTIONAL SERIES
Statement of Operations: Six Months Ended December 31, 2001 (Unaudited)

NET INVESTMENT INCOME:                                                                      EMERGING MARKETS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $32,730)                                          $    515,645
Interest                                                                                               49,672
Securities lending income (note 1)                                                                      5,968
                                                                                                 ------------
Total Income                                                                                          571,285
                                                                                                 ------------
EXPENSES:
Management fee (note 2)                                                                             2,377,087
Custodian fee                                                                                          96,798
Professional fees                                                                                      24,505
Accounting fees                                                                                        19,807
Administration fee (note 2)                                                                            15,180
Printing fees                                                                                           8,193
Trustees' fees and expenses (note 2)                                                                    5,962
Transfer agency and servicing fees                                                                      3,844
Custody overdraft expense                                                                               3,441
Tax expense                                                                                             2,936
Registration fees                                                                                       1,993
Other                                                                                                  37,059
                                                                                                 ------------
Total Expenses                                                                                      2,596,805
Fees deferred and/or expenses absorbed by Manager (note 2)                                         (2,211,060)
                                                                                                 ------------
Net Expenses                                                                                          385,745
                                                                                                 ------------
NET INVESTMENT INCOME                                                                                 185,540
                                                                                                 ------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------------------------
Net realized loss from:
     Securities transactions                                                                       (5,135,721)
     Forward foreign-currency exchange contracts, foreign-currency transactions and other assets     (144,834)
                                                                                                 ------------
Net Realized Loss on Investments                                                                   (5,280,555)
Net change in unrealized appreciation/(depreciation) of:
     Securities                                                                                     4,373,988
     Forward foreign-currency exchange contracts, foreign-currency transactions and other assets      (19,262)
                                                                                                 ------------
Net Unrealized Appreciation of Investments                                                          4,354,726
                                                                                                 ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                                                      (925,829)
                                                                                                 ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             $   (740,289)
                                                                                                 ------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INSTITUTIONAL SERIES
Statements of Changes in Net Assets

                                                                                            EMERGING MARKETS PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
                                                                                          SIX MONTHS ENDED
                                                                                              12/31/01        YEAR ENDED
                                                                                             (UNAUDITED)        6/30/01
------------------------------------------------------------------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                                 $   185,540    $  1,263,475
Net realized gain/(loss) on securities transactions, forward foreign-currency exchange
    contracts, foreign-currency transactions and other net assets                             (5,280,555)    (11,136,265)
Net unrealized appreciation/(depreciation) of securities, forward foreign-currency
    exchange contracts, foreign-currency transactions and other net assets                     4,354,726     (16,294,354)
                                                                                             -----------    ------------
Net Increase/(Decrease) in Net Assets Resulting from Operations                                 (740,289)    (26,167,144)

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income                                        (674,750)             --
                                                                                             -----------    ------------
Total Distributions to Shareholders                                                             (674,750)             --

BENEFICIAL INTEREST TRANSACTIONS:
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) from beneficial interest transactions (note 4)                         1,502,763     (11,624,703)
                                                                                             -----------    ------------
Net Increase/(Decrease) in Net Assets                                                             87,724     (37,791,847)

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                          $66,760,755    $104,552,602
End of Period                                                                                $66,848,479    $ 66,760,755
Undistributed Net Investment Income/(Loss)                                                   $   126,388    $    615,598

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

MONTGOMERY INSTITUTIONAL SERIES
Financial Highlights

                                                                                     EMERGING MARKETS PORTFOLIO

Selected Per-Share Data for the Year or Period Ended:                                   FISCAL YEAR ENDED JUNE 30,
                                                        12/31/01    --------------------------------------------------------------
                                                        UNAUDITED)     2001           2000         1999          1998        1997
NET ASSET VALUE - BEGINNING OF PERIOD                   $  35.30    $    47.07     $   39.05    $   35.61    $   58.52   $   49.09
==================================================================================================================================
Net investment income/(loss)                                0.09          0.67         (0.45)        0.38         0.32        0.43
Net realized and unrealized gain/(loss) on
  investments                                              (0.53)       (12.44)         8.47         3.06       (22.44)       9.46
----------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
  from investment operations                               (0.44)       (11.77)         8.02         3.44       (22.12)       9.89
----------------------------------------------------------------------------------------------------------------------------------
Effect of redemption expense reimbursement fee                --            --            --           --           --        0.02
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income                       (0.35)           --            --           --        (0.64)      (0.48)
Dividends in excess of net investment income                  --            --            --        (0.00)@         --          --
Distributions from net realized capital gains                 --            --            --           --        (0.15)         --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                        (0.35)           --            --        (0.00)@      (0.79)      (0.48)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - END OF PERIOD                         $  34.51    $    35.30     $   47.07    $   39.05    $   35.61   $   58.52
==================================================================================================================================
TOTAL RETURN*                                              (1.27)%      (24.97)%       20.42%        9.75%      (38.05)%     20.45%
==================================================================================================================================
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
==================================================================================================================================
Net assets, end of year (in 000s)                       $ 66,848    $   66,761     $ 104,553    $ 103,661    $ 197,578   $ 334,181
----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average
  net assets                                                1.27%+        1.17%        (0.77)%       0.79%        0.96%       0.86%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of
  fees by Manager                                       $  (1.05)   $    (0.31)    $   (1.38)   $   (0.11)   $    0.03   $    0.26
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       51%          171%          116%         115%         104%         85%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense            1.27%+        1.31%         2.15%        1.45%        1.25%       1.26%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
     including interest and tax expense                     8.55%+        3.18%         3.74%        2.42%        1.66%       1.61%
----------------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense            1.25%+        1.25%         1.25%        1.25%        1.25%       1.26%
-----------------------------------------------------------------------------------------------------------------------------------

* Total return represents aggregate total return for the periods indicated. @ Amount represents less than $0.01 per share.
+ Annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

The Montgomery Funds II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional
Series: Emerging Markets Portfolio. As of December 31, 2001, the Trust had five publicly offered series: Montgomery Balanced Fund, Montgomery Global Long-Short Fund, Montgomery Institutional Series: International Growth Portfolio, Montgomery Emerging Markets Focus Fund and Montgomery Institutional Series:
Emerging Markets Portfolio. Prior to the public offerings of shares of each Fund, a limited number of shares was sold in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). Information presented in these financial statements pertains only to the Montgomery Institutional Series: Emerging Markets Portfolio (the "Fund"). The financial statements for the other Funds in the Trust have been presented under separate covers.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

A. PORTFOLIO VALUATION
Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the Nasdaq national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. FOREIGN CURRENCY
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and unrealized appreciation/(depreciation) from investments.

C. FORWARD FOREIGN-CURRENCY EXCHANGE CONTRACTS
The Fund typically does not hedge against movements in currency exchange rates. In certain limited circumstances, however, the Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain/(loss) is recorded daily. Unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net unrealized gain/(loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

D. REPURCHASE AGREEMENTS
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated series of another registered investment company pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or a joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

E. SECURITIES LENDING
The Fund may lend investment securities to investors who borrow securities to complete certain transactions. By lending investment securities, the Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

The Fund receives cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Fund, and the remainder is rebated to the borrower of the securities. From the interest retained by the Fund, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as securities lending income.

F. DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income, if any, are declared and paid annually. Distributions of net realized capital gains (including net short-term capital gains) earned by the Fund are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

G. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are recorded on a trade date basis (the date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis of the securities sold. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date.

H. FEDERAL INCOME TAXES
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes and excise taxes. Therefore, no provisions for federal income taxes and excise taxes have been provided.

The Fund may be subject to foreign taxes on income, gains on investment or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on its current interpretation of existing tax rules and regulations in the markets in which it invests.

I. EXPENSES
General expenses of the Trust are allocated to the Fund and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

A. Montgomery Asset Management, LLC, is the Fund's manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to the Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. For the period ended December 31, 2001, the contractual and effective management fees were 1.21% and 1.25%, respectively.

Under the Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of any Rule 12b-1 fees, interest, extraordinary expenses or taxes, at or below 1.25% of the average daily net assets of the Fund. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a one-year term extendable for an additional year at the end of each fiscal year.

The Manager recouped previously deferred fees of $166,026 and deferred current fees of $366,314 during the six months ended December 31, 2001. Previously deferred fees have been included with current annual management fees in the Statement of Operations and is part of the effective management fee percentage shown. As of December 31, 2001, the Manager has deferred and /or absorbed expenses subject to recoupment totaling $2,211,060.

B. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee (accrued daily) at an annual rate of 0.05% of average daily net assets.

C. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive a retainer totaling $65,000 per annum, as well as reimbursement for expenses, for services as Trustee of all Trusts advised by the Manager ($17,500 of which is allocated to The Montgomery Funds II).

3. SECURITIES TRANSACTIONS:

A. The aggregate amounts of purchases and sales of investment securities, other than short-term securities, for the six months ended December 31, 2001, were $30,818,670 and $28,907,361, respectively.

B. At December 31, 2001, cost for federal income-tax purposes was $66,274,516. Aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income-tax purposes were $6,306,880 and $5,182,076, respectively.

C. Under an unsecured Revolving Credit Agreement with Bank of America N.A. and Credit Lyonnaise, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value (or such lower limit applicable to such Fund), provided the aggregate funds borrowed do not exceed $75,000,000 per lender. Beginning December 17, 2001, the unsecured Revolving Credit Agreement was replaced with an unsecured Revolving Credit Agreement with J.P. Morgan Chase Bank, allowing each of the Funds to borrow up to 10% of its net asset value, provided the aggregate credit line balance does not exceed $60,000,000. For the six months ended December 31, 2001, there were no borrowings by the Fund under these agreements.

D. The schedule of forward foreign-currency exchange contracts at December 31, 2001, was as follows:

                                                                                                     Net Unrealized
Foreign-Currency                                                                                     Appreciation/
    Amount                                                Settlement Date   In Exchange for ($US)    (Depreciation)
----------------------------------------------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Receive
         3,490,734        South African Rand                 01/02/02             $ 291,016             $(3,611)

Forward Foreign-Currency Exchange Contracts to Deliver
           205,343        Brazilian Real                     01/02/02             $  88,093             $  (782)
         1,270,940        Thai Baht                          01/02/02                28,865                 131
                                                                                  ---------             -------
                          Total                                                   $ 116,958             $  (651)
                                                                                  =========             =======
                          Net Unrealized Depreciation                                                   $(4,262)
                                                                                                        =======

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:

                                        Shares                                                 Dollars
                          --------------------------------------------------   ------------------------------------------------
                           Issued as                                              Issued as
                          Reinvestment                 NET INCREASE/             Reinvestment                   NET INCREASE/
                Sold      Of Dividends   Redeemed       (DECREASE)     Sold      Of dividends    Redeemed         (DECREASE)
-------------------------------------------------------------------------------------------------------------------------------
Six months
ended
12/31/01        36,577     17,944          (8,790)       45,731       $ 1,174,198   $620,667     $   (292,102)    $   1,502,763

Year ended
6/30/01      1,678,992        --       (2,008,956)     (329,964)      $61,831,583         --     $(73,456,286)    $ (11,624,703)

At December 31, 2001, shareholders of the Fund with ownership of 10% or greater included three shareholders, comprising ownership of 72.64% of the aggregate shares outstanding.

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include, among others, revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARDS:

At June 30, 2001, the Fund had available for federal income-tax purposes unused capital losses of $3,230,198 expiring in 2006 and $41,909,046 expiring in 2007. Under current tax law, future utilization of such losses may be limited.

Under current tax law, net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2001, the Fund elected to defer net capital losses of $8,621,581, occurring between November 1, 2000, and June 30, 2001.

Such deferred losses will be treated as arising on the first day of the fiscal year ending June 30, 2002.

  INFORMATION ON TRUSTEES AND OFFICERS FOR THE MONTGOMERY FUNDS II (Unaudited)

TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Number of
                                                                                                Portfolios
                                                                                                 in Fund
                                  Position Held with      Principal Occupation                   Complex
Name, Address and Year Born              Fund             During Past 5 Years                    Overseen     Length of Time Served
------------------------------------------------------------------------------------------------------------------------------------
John A. Farnsworth,              Disinterested Trustee  Partner of Korn/Ferry International        26        July 9, 1990 to present
One Embarcadero, Suite 2101,
San Francisco, CA 94111,
Born 1941

Andrew Cox,                      Disinterested Trustee  Independent investment consultant          26        July 9, 1990 to present
643 Gaylord Street,
Denver, CO 80206,
Born 1944

Cecilia H. Herbert,              Disinterested Trustee  Chairs the Investment Committee of         26        November 12, 1992 to
2636 Vallejo Street,                                    Archdiocese of San Francisco Finance                 present
San Francisco, CA 94123,                                Council, member of Boards of Groton
Born 1949                                               School and Catholic Charities of San
                                                        Francisco

R. Stephen Doyle,                Disinterested Trustee  Chairman of the Board of Trustees of       26        July 9, 1990 to present
101 California Street,                                  the Trusts
San Francisco, CA 94111,
Born 1939

F. Scott Tuck,                   Interested Trustee     Chairman and chief executive officer of    26        January 1, 2002 to
101 California Street,                                  Montgomery  Asset Management                         present
San Francisco, CA 94111,
Born 1957

AFFILIATED OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
George A. Rio,                   President and          Senior vice president of Business          26        June 30, 1998 to
60 State Street, Suite 1300,     Treasurer              Development of BISYS Fund Services                   present
Boston, MA 02109,
Born 1955

Karen Jacoppo-Wood,              Vice President and     Counsel of BISYS Fund Services             26        September 10, 1997 to
60 State Street, Suite 1300,     Assistant Secretary                                                         present
Boston, MA 02109,
Born 1966

Christopher J. Kelley,           Vice President and     Vice president and senior counsel of       26        September 10, 1997 to
60 State Street, Suite 1300,     Assistant Secretary    BISYS Fund Services                                  present
Boston, MA 02109,
Born 1964

Mary A. Nelson,                  Vice President and     Senior vice president of Treasury          26        September 10, 1997 to
60 State Street, Suite 1300,     Assistant Treasurer    Services Group of BISYS Fund Services                present
Boston, MA 02109,
Born 1964

Stacey Bufton,                   Vice President and     Vice president and group manager of        26        May 31, 2001 to present
60 State Street, Suite 1300,     Assistant Treasurer    Treasury Services Group of BISYS
Boston, MA 02109,                                       Fund Services since June 1999. Prior to
Born 1969                                               that she was a unit manager at First
                                                        Data Investor Services Group, where she
                                                        was employed from October 1992 to
                                                        June 1999.

Johanne Castro                   Assistant Secretary    Senior legal associate of Montgomery Asset 26        May 29, 1999 to present
101 California Street                                   Management and previously at GT Global
San Francisco, CA 94111,
Born 1963

Jason Wood,                      Assistant Secretary    Senior associate of Montgomery Asset       26        February 22, 2001 to
101 California Street,                                  Management Mutual Fund Administration                present
San Francisco, CA 94111
Born 1971

Ellen O'Brien,                   Assistant Secretary    Manager of Blue Sky Department at J.P.     26        February 22, 2001 to
73 Tremont Street                                       Morgan Investor Services                             present
Boston, MA 02108
Born 1957

This report and the financial statements contained herein are provided for the general information of the shareholders of The Montgomery Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation (FDIC) or any other agency and are subject to investment risk, including the possible loss of principal. Neither The Montgomery Funds nor Montgomery Asset Management, LLC, is a bank.

For more information on any other Montgomery Funds, including charges and expenses, visit our Web site at www.montgomeryasset.com or call
(800)232-2197, ext. 6742.

Funds Distributor, Inc. 02/02

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Our seasoned experts are dedicated to the goal of exceptional investment
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